EX – 10.7

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of March 30, 2004, is made by DYNAMIC DETAILS, INCORPORATED, a California corporation (“Details”), DYNAMIC DETAILS INCORPORATED, VIRGINIA, a Delaware corporation (“Virginia”), DYNAMIC DETAILS INCORPORATED, SILICON VALLEY, a Delaware corporation (“Valley”), LAMINATE TECHNOLOGY CORP., a Delaware corporation (“Laminate”), DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS, a Colorado corporation (“Colorado”), DDI SALES CORP., a Delaware corporation (“Sales”), DYNAMIC DETAILS TEXAS, LLC, a Delaware limited liability company (“Texas”), DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C., a Delaware limited liability company (“DTIP”), DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C., a Delaware limited liability company (“DTIH”), DYNAMIC DETAILS, L.P., a Delaware limited partnership (“DDLP”) (Details, Virginia, Valley, Laminate, Colorado, Sales, Texas, DTIP, DTIH and DDLP are sometimes collectively referred to herein as “Grantors” and individually as a “Grantor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, “Agent”) for the lenders (“Lenders”) from time to time party to the Credit Agreement (as defined below).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, the other Credit Parties party thereto, Agent and Lenders (including all annexes, exhibits and schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), Lenders have agreed to extend certain financial accommodations to or for the direct or indirect benefit of Grantors.

B. In order to induce Agent and Lenders to extend such financial accommodations as provided for in the Credit Agreement, Grantors have agreed to execute and deliver to Agent, for the benefit of Agent and Lenders, that certain Security Agreement of even date herewith made by Grantors in favor of Agent, for the benefit of Agent and Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

C. Pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Agent and Lenders, this Patent, Trademark and Copyright Security Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and Agent hereby agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein. All other undefined terms contained in this Agreement, unless the context indicates otherwise, shall have the meanings provided for by the Code to the extent the same are used or defined therein.

2. Grant of Security Interest in Intellectual Property Collateral. To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for the benefit of Agent and Lenders, a Lien upon all its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade names, styles or divisions of such Grantor), and regardless of where located (collectively, the “Intellectual Property Collateral”):

(a) all of such Grantor’s Patents and Patent Licenses to which it is a party, including those referred to in Part A to Schedule I hereto;

(b) all of such Grantor’s Trademarks and Trademark Licenses to which it is a party, including those referred to in Part B to Schedule I hereto;

(c) all of such Grantor’s Copyrights and Copyright Licenses to which it is a party, including those referred to in Part C to Schedule I hereto;

(d) all reissues, continuations or extensions of the foregoing;

(e) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing; and

(f) all Proceeds of the foregoing, including (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person from time to time with respect to any of the foregoing, (ii) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any Governmental Authority (or any Person acting under color of Governmental Authority), (iii) any claim of any Person against third parties for (A) past, present or future infringement of any Patent or Patent License, (B) past, present or future infringement of any Copyright or Copyright License, (C) past, present or future infringement or dilution of any Trademark or Trademark License, or (D) injury to the goodwill associated with any Trademark or Trademark License, (iv) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the foregoing, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, upon disposition or otherwise.

3. Security Agreement. The Lien granted pursuant to this Agreement is granted in conjunction with the Liens granted to Agent, for the benefit of Agent and Lenders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Liens granted under this Agreement are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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IN WITNESS WHEREOF, the parties have executed this Patent, Trademark and Copyright Security Agreement as of the date first set forth above.

“Grantors”

DYNAMIC DETAILS, INCORPORATED		DYNAMIC DETAILS, INCORPORATED, VIRGINIA

By:	/S/ TIMOTHY DONNELLY	By:	/S/ TIMOTHY DONNELLY
Name:	Timothy Donnelly	Name:	Timothy Donnelly
Title:	Vice President and Secretary	Title:	Vice President and Secretary

DYNAMIC DETAILS INCORPORATED, SILICON VALLEY		LAMINATE TECHNOLOGY CORP.

By:	/S/ TIMOTHY DONNELLY	By:	/S/ TIMOTHY DONNELLY
Name:	Timothy Donnelly	Name:	Timothy Donnelly
Title:	Vice President and Secretary	Title:	Vice President and Secretary

DYNAMIC DETAILS TEXAS, LLC		DDi SALES CORP.

By:	/S/ TIMOTHY DONNELLY	By:	/S/ TIMOTHY DONNELLY
Name:	Timothy Donnelly	Name:	Timothy Donnelly
Title:	Vice President and Secretary	Title:	Vice President and Secretary

DDi-TEXAS INTERMEDIATE HOLDINGS II, L.L.C.		DDi-TEXAS INTERMEDIATE PARTNERS II, L.L.C.

By:	/S/ TIMOTHY DONNELLY	By:	/S/ TIMOTHY DONNELLY
Name:	Timothy Donnelly	Name:	Timothy Donnelly
Title:	Vice President and Secretary	Title:	Vice President and Secretary

DYNAMIC DETAILS, L.P.		DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS

By:	DDi-TEXAS INTERMEDIATE PARTNERS II, L.L.C., its General Partner

By:	/S/ TIMOTHY DONNELLY	By:	/S/ TIMOTHY DONNELLY
Name:	Timothy Donnelly	Name:	Timothy Donnelly
Title:	Vice President and Secretary	Title:	Vice President and Secretary

Agreed and Acknowledged by:

“Agent”

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/S/ E. J. HESS
E. J. Hess
Duly Authorized Signatory

SCHEDULE I

to

PATENT, TRADEMARK AND

COPYRIGHT SECURITY AGREEMENT

I.	DYNAMIC DETAILS, INCORPORATED

A.	Patents

1. DDi Corp. has granted to Dynamic Details, Incorporated certain rights to use the following Patents owned by DDi Corp. (collectively, the “DDi Patents”):

•	United States Patent Application No. 10104262, “Inverted Microvias.”

•	Republic of China Patent Application No. 91113923, “Inverted Microvias”; Patent Issued July 1, 2003.

•	Patent Cooperation Treaty Patent Application No. 2002-156949, “Inverted Microvias.”

•	Japan Patent Application No. 2002-156949, “Inverted Microvias.”

B.	Trademarks

1. Service Mark “Dynamic Details” (Reg. No. 2,409,371 - USPTO).

2. Trademark “Dynamic Details” (Reg. No. 2,517,988 - USPTO).

3. Trademark “Dynamic Details” (Reg. No. 1219617 – European Community).

4. Trademark “DDi” (Reg. No. 2,370,315 – USPTO).

5. Trademark “DDi” (and Design) (Reg. No. 1219260 – European Community).

6. Service mark “DDi” (Reg. No. 2,409,942 – USPTO).

7. Application for “DDI” in Canada (App. No. 2370315).

8. Application for “Dynamic Details Canada” in Canada (App. No. 1119581, 1119582 CDN).

C.	Copyrights. None.

II.	DYNAMIC DETAILS, INCORPORATED, VIRGINIA

A.	Patents. DDi Corp. has granted to Dynamic Details, Incorporated, Virginia certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

III.	DYNAMIC DETAILS INCORPORATED, SILICON VALLEY

A.	Patents. DDi Corp. has granted to Dynamic Details Incorporated, Silicon Valley certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

IV.	LAMINATE TECHNOLOGY CORP.

A.	Patents. DDi Corp. has granted to Laminate Technology Corp. certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

V.	DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS

A.	Patents. DDi Corp. has granted to Dynamic Details Incorporated, Colorado Springs certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

VI.	DDI SALES CORP.

A.	Patents. DDi Corp. has granted to DDi Sale Corp. certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

VII.	DYNAMIC DETAILS TEXAS, LLC

A.	Patents. DDi Corp. has granted to Dynamic Details Texas, LLC certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

VII.	DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C.

A.	Patents. DDi Corp. has granted to DDi-Texas Intermediate Partners II, L.L.C. certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

IX.	DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C.

A.	Patents. DDi Corp. has granted to DDi-Texas Intermediate Holdings II, L.L.C. certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.

X.	DYNAMIC DETAILS, L.P.

A.	Patents. DDi Corp. has granted to Dynamic Details, L.P. certain rights to use the DDi Patents.

B.	Trademarks. None.

C.	Copyrights. None.